KEMPER
STRATEGIC INCOME FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED NOVEMBER 30, 1996

                    " . . .    The additional exposure to
              emerging markets was the primary force behind the
                      fund's outstanding returns . . ."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
2
At a Glance
2
Terms to Know
3
Economic Overview
5
Management Team
6
Performance Update
8
Portfolio Statistics
9
Portfolio of Investments
12
Report of Independent Auditors
13
Financial Statements
15
Notes to Financial Statements
17
Financial Highlights
18
Description of Dividend Reinvestment Plan

AT A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1996

                                      BASED ON    BASED ON
                                      NET ASSET    MARKET
                                        VALUE      PRICE
--------------------------------------------------------------------------------
KEMPER STRATEGIC
INCOME FUND                            32.63%      39.99%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------
                                       AS OF      AS OF
                                      11/30/96   11/30/95
--------------------------------------------------------------------------------
NET ASSET VALUE                        $15.34      $13.12
--------------------------------------------------------------------------------
MARKET PRICE                           $17.75      $14.25
--------------------------------------------------------------------------------

The fund may invest in lower-rated and non-rated securities, which present greater risk of loss to principal and interest than higher rated securities, and in foreign securities which present special risk considerations including fluctuating foreign exchange rates, foreign government regulations and differing degrees of liquidity.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1996.

--------------------------------------------------------------------------------
ONE-YEAR INCOME:                       $   1.78
--------------------------------------------------------------------------------
NOVEMBER DIVIDEND:                     $ 0.1470
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)               11.50%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET VALUE)                   9.94%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

TERMS TO KNOW

EMERGING MARKETS A developing or emerging country that is in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems that may be less stable.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified period, assuming the reinvestment of all dividends. It represents the aggregate percentage change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

VOLATILITY The characteristic of an investment that causes it to rise or fall sharply in price in a relatively short time period.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we begin a new year, it's remarkable how eventful 1996 was and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar. Long-term interest rates are approximately 6.5% compared to the 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                         NOW (12/31/96)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        6.30         6.87                5.65           7.78
PRIME RATE (2)                  8.25         8.25                8.50           8.50
INFLATION RATE(3)*              3.19         2.75                2.60           2.61
THE U.S. DOLLAR (4)             4.36         8.55               -0.57          -5.29
CAPITAL GOODS ORDERS (5)*       2.69         1.85               13.09           3.68
INDUSTRIAL PRODUCTION (5)*      4.40         4.12                1.08           6.43
EMPLOYMENT GROWTH (6)           2.17         2.19                1.57           3.52


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflations has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.



     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

January 9, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

MANAGEMENT TEAM

                          KEMPER STRATEGIC INCOME FUND

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD, JR., JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1976 AND IS EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. BEIMFORD IS ALSO PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND. HE RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND EARNED AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH ZKI SINCE 1972 AND IS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS IS A SENIOR VICE PRESIDENT WITH ZKI. HE JOINED THE COMPANY IN 1988 AND IS A PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[TRUTTER PHOTO]

JONATHAN TRUTTER HAS BEEN WITH ZKI SINCE 1989. HE IS A FIRST VICE PRESIDENT OF ZKI AND A PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND. TRUTTER RECEIVED A BACHELOR'S DEGREE WITH DUAL MAJORS IN EAST ASIAN LANGUAGES AND INTERNATIONAL RELATIONS FROM THE UNIVERSITY OF SOUTHERN CALIFORNIA. HE EARNED A MASTER'S OF MANAGEMENT DEGREE FROM KELLOGG GRADUATE SCHOOL OF BUSINESS AT NORTHWESTERN UNIVERSITY.

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED ZKI IN MARCH 1996, AS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND. VANDENBERG HAS MORE THAN 22 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELOR'S DEGREE AND AN M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

KEMPER STRATEGIC INCOME FUND WAS RANKED NUMBER ONE IN ITS LIPPER PEER GROUP FOR THE YEAR ENDED NOVEMBER 30, 1996. BELOW, THE PORTFOLIO MANAGEMENT TEAM EXPLAINS THE FUND'S STRONG PERFORMANCE DURING A PERIOD WHEN THE OVERALL BOND MARKET STRUGGLED.

Q    HOW WOULD YOU ASSESS KEMPER STRATEGIC INCOME FUND'S PERFORMANCE DURING SUCH
A VOLATILE YEAR FOR THE OVERALL BOND MARKET?

A    The fund enjoyed outstanding performance this year. On a market price basis, its return was 39.99 percent. On a net asset value basis, it was number one of 12 funds in the Lipper Analytical Services, Inc. flexible income category for the year ended November 30, 1996.+ Its net asset value return of 32.63 percent was more than double the 13.82 percent average return of its Lipper peer group.+ Additionally, on a total return basis, the fund outperformed the Dow Jones industrial average* and the New York Stock Exchange Composite Index** for its fiscal year period.

* Dow Jones industrial average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange.

** New York Stock Exchange Composite Index is a capitalization-weighted index which includes all companies listed on the New York Stock Exchange.

+ Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested.

Q    WHAT WAS BEHIND THE FUND'S STRONG PERFORMANCE DURING A PERIOD WHEN MANY
BOND FUNDS STRUGGLED?

A    The sectors in which the fund invests -- high yield bonds, mortgage-backed securities and bonds from emerging markets -- were three of the best performing sectors in the fixed-income market.

     Since ours is an income-oriented fund, we had the flexibility to really take advantage of the stellar performance in the emerging markets sector. Generally, our strategy is to maintain an equal amount of exposure to each of the three sectors. However, we maintained a larger weighting in emerging markets during the year to take advantage of the sector's strong performance. For the 12-month period, emerging markets advanced 43.27 percent according to the Salomon Brothers Brady Bond Index***. Emerging market investments represented between 33 to 40 percent of the fund's investments throughout the year.

*** Salomon Brady Bond Index is an unmanaged index which measures the performance of emerging market debt that has been restructured under the Brady plan. The index measures returns for all Brady bonds beginning with the first issue by Mexico in March 1990.

Q    WHAT CONTRIBUTED TO SUCH STRONG EMERGING MARKET PERFORMANCE?

A    Fundamental economic changes continued to be implemented by the administrations of most of the major emerging market issuers. These changes are likely to lead to an overall improvement in the sovereign creditworthiness of these countries. Additionally, the emerging markets as a whole showed great resiliency from the Mexican peso crisis of 1994-95. This fostered greater confidence in the debt market and lower volatility ensued. Globally, we are experiencing a rather low interest rate environment. This should be positive for emerging markets because the cost of financing is lower.


KEMPER STRATEGIC INCOME FUND OUTPERFORMS EQUITY INDEXES

The chart below illistrates the cumulative total return of Kemper Strategic Income Fund at net asset value compared to two major equity indexes from November 30, 1995 through November 30, 1996.

                                 [LINE GRAPH]

                                     11/30/95   3/29/96   6/28/96   9/30/96   11/30/96
----------------------------------------------------------------------------------------
Kemper Strategic Income Fund            0        9.94      15.62     23.86     32.63
Dow Jones Industrial Average*           0       10.91      12.86     18.12     31.46
NYSE Composite Index**                  0        7.94      12.40     15.60     25.86


Return are historical and do not represent future performance.

PERFORMANCE UPDATE

     Additionally, because of the lower rate environment, investors are looking for higher rates of income. They are also becoming more willing to take on the additional risk of emerging market investments to seek a higher rate of income. This has been very positive for the emerging markets sector.

Q    HOW DID YOUR INCREASED INVESTMENT IN THE EMERGING MARKETS SECTOR AFFECT THE
FUND'S PORTFOLIO COMPOSITION?

A    Our allocation to mortgages remained relatively stable at about one-third of the portfolio's assets, while our high yield allocation fluctuated between 26 to 30 percent of the fund's assets during most of the year.

Q    WHY WAS THE FUND'S EXPOSURE TO HIGH YIELD BONDS REDUCED IN FAVOR OF
MORTGAGES AND EMERGING MARKET INVESTMENTS, WHEN THE HIGH YIELD MARKET ENJOYED SUCH STRONG PERFORMANCE IN 1996?

A    We maintained a higher exposure to mortgages not so much for their performance, which was positive, but for leverage. Lenders will generally allow us to borrow almost the full value of our mortgages because of their high credit rating and level of liquidity. This additional financing has given us the flexibility to purchase more securities which have helped us maintain a relatively high level of income. Kemper Strategic Income Fund's dividend has been increased at least once each year since the fund's inception. The dividend was increased in May to an annualized rate of $1.764 per share from $1.74 per share.

     We have been and remain bullish on high yield bonds. From a portfolio composition standpoint, exposure to high yield bonds was reduced by only about 5 percent. This was done to take advantage of the even better performing emerging markets sector and to capitalize on our leveraging capabilities. Investors should realize that leverage presents special risk considerations and can exaggerate the volatility of the net asset value of the fund's shares and its yield.

Q    WERE HIGH YIELD BONDS A SIGNIFICANT CONTRIBUTOR TO THE FUND'S RETURN?

A    Most definitely. The growing U.S. economy continued to drive strong high yield bond returns during the fiscal year. That's because stronger economic growth fueled corporate earnings, which enabled most companies to meet the interest payments on their outstanding bond issues. The strong stock market was also positive for high yield bonds. It facilitated an increased number of initial public offerings by high yield issuers, which enabled many issuers to prepay their debt.

Q    WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?

A    Our outlook for the market is optimistic. We expect that long-term rates will remain within a range of between 6 to 7 percent. For rates to move to the low end of that range, some credible progress would need to be made by the President and Congress in agreeing to reduce the federal budget deficit. Any progress on the budget would obviously be very beneficial for the bond market. If rates move higher, it would probably be the result of inflationary concerns, which would of course upset the market. We believe the current environment is definitely positive for the overall bond market and Kemper Strategic Income Fund.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                         ON 11/30/96                 ON 11/30/95
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES                    32%                         33%
--------------------------------------------------------------------------------
HIGH YIELD CORPORATE BONDS                    26                          31
--------------------------------------------------------------------------------
EMERGING MARKETS                              40                          33
--------------------------------------------------------------------------------
OTHER                                          2                           3
--------------------------------------------------------------------------------
                                             100%                        100%

                                         [PIE CHART]                [PIE CHART]
                                         ON 11/30/96                ON 11/30/96
LONG-TERM FIXED INCOME
SECURITIES RATINGS

--------------------------------------------------------------------------------
                                         ON 11/30/96                 ON 11/30/95
--------------------------------------------------------------------------------
AAA                                           35%                         36%
--------------------------------------------------------------------------------
A                                              6                           7
--------------------------------------------------------------------------------
BB                                            23                          21
--------------------------------------------------------------------------------
B                                             35                          33
--------------------------------------------------------------------------------
OTHER                                          1                           3
--------------------------------------------------------------------------------
                                             100%                        100%

                                         [PIE CHART]                [PIE CHART]
                                         ON 11/30/96                ON 11/30/96


The ratings of Standard & Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of S&P or Moody's ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                       ON 11/30/96                  ON 11/30/95
--------------------------------------------------------------------------------
AVERAGE MATURITY                        13.4 YEARS                   11.3 YEARS
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1996
(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL
GOVERNMENT OBLIGATIONS                                                                 AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT--46.5%           Government National Mortgage Association
                                   7.50%, 2023-2026                                    $11,280      $11,469
                                   8.00%, 2022-2026                                     12,742       13,172
                                 -----------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                                 (Cost $23,439)                                                      24,641
                                 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENTS--57.7%    (b)Republic of Argentina
                                   5.375%, 2002                                          8,900        9,323
                                   5.375%, 2007                                          5,125        5,520
                                 Federal Republic of Brazil, 8.00%, 2014, PIK           15,208       11,106
                              (b)United Mexican States, 6.25%, 2019                      2,500        1,847
                              (b)Republic of Panama, 6.628%, 2002                        2,390        2,326
                              (b)Republic of Venezuela, 6.625%, 2007                       500          430
                                 -----------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                 (Cost: $22,351)                                                     30,552
                                 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS
--------------------------------------------------------------------------------------------------------------
AGRICULTURE AND
CHEMICALS--1.8%                  Hines Horticulture, 11.75%, 2005                          500          526
                                 Pioneer Americas Acquisition Corp., 13.375%, 2005         140          157
                                 Polymer Group Inc., 12.25%, 2002                           90           98
                                 Rexene Corporation, 11.75%, 2004                          170          192
                                 -----------------------------------------------------------------------------
                                                                                                        973
--------------------------------------------------------------------------------------------------------------
BROADCASTING,
CABLESYSTEMS AND
PUBLISHING--9.4%                 Affinity Group, Inc., 11.50%, 2003                        500          524
                              (a)Bell Cablemedia PLC, 11.95%, 2004                         370          316
                                 Cablevision Systems Corporation, 9.875%, 2013             450          439
                                 Century Communications Corporation, 11.875%, 2003          90           96
                                 Echostar Communications
                              (a)  12.875%, 2004                                           550          455
                              (c)  2,350 Class A common stock                                            63
                                 Frontiervision, 11.00%, 2006                              400          397
                                 Intermedia Capital Partners, 11.25%, 2006                 250          254
                              (a)International Cabletel Incorporated, 12.75%,
                                   2005                                                  1,130          802
                                 NewsQuest Capital PLC, 11.00%, 2006                       400          408
                                 Sinclair Broadcast Group, Inc., 10.00%, 2003              500          507
                              (a)UIH Australia Pacific, Inc., 14.00%, 2006                 770          408
                              (a)Videotron Holdings PLC, 11.125%, 2004                     250          213
                                 Young Broadcasting Inc., 11.75%, 2004                     100          107
                                 -----------------------------------------------------------------------------
                                                                                                      4,989
--------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,
HOME BUILDERS AND
REAL ESTATE--2.4%                Coinmach Corporation, 11.75%, 2005                        500          540
                                 Hovnanian Kent, 11.25%, 2002                              500          503
                                 Presley Companies, 12.50%, 2001                           250          236
                                 -----------------------------------------------------------------------------
                                                                                                      1,279
--------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL
                                                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--1.6%          (a)Call-Net Enterprises Inc., 13.25%, 2004               $   330      $   266
                                 Communication and Power Industry, Inc., 12.00%,
                                   2005                                                    150          163
                                 Intermedia Communications of Florida Inc., 13.50%,
                                   with warrants, 2005                                     200          240
                                 USA Mobile Communications, Inc. II, 14.00%, 2004          150          169
                                 -----------------------------------------------------------------------------
                                                                                                        838
--------------------------------------------------------------------------------------------------------------
DRUGS AND HEALTH
CARE--1.5%                       Magellan Health Services, 11.25%, 2004                    500          555
                                 Ornda Healthcorporation, 12.25%, 2002                     250          268
                                 -----------------------------------------------------------------------------
                                                                                                        823
--------------------------------------------------------------------------------------------------------------
ENERGY AND                    (c)Burlington Motor Holdings Inc., 11.50%, 2003              500           11
TRANSPORTATION--.2%
                                 Chesapeake Energy Corporation, 10.50%, 2002                80           88
                                 -----------------------------------------------------------------------------
                                                                                                         99
--------------------------------------------------------------------------------------------------------------
LODGING AND
GAMING--3.3%                     Bally's Park Place Funding, Inc., 9.25%, 2004             500          551
                                 Empress River Casino, 10.75%, 2002                        200          215
                                 Players International, 10.875%, 2005                      470          465
                              (a)Six Flags Theme Park, 12.25%, 2005                        550          507
                                 -----------------------------------------------------------------------------
                                                                                                      1,738
--------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS
AND MINING--10.3%                Aftermarket Technology, 12.00%, 2004                      500          555
                                 Alvey Systems, 11.375%, 2003                              500          521
                                 Bar Technologies, 13.50%, with warrants, 2001             500          533
                              (a)Building Materials Corporation of America,
                                   11.75%, 2004                                          1,100          946
                                 Day International Group, Inc., 11.125%, 2005               40           42
                                 Euramax International PLC, 11.25%, 2006                   400          410
                              (a)Foamex - JPS Automotive L.P., 14.00%, with
                                   warrants, 2004                                          160          130
                                 Great Dane Holding Company, 12.75%, 2001                  200          200
                                 GS Technologies, 12.25%, 2005                             150          157
                                 Gulf States Steel, 13.50%, with warrants, 2003            150          142
                                 IMO Industries, 11.75%, 2006                              500          473
                                 Jordan Industries, 10.375%, 2003                          150          145
                                 Nortek, Inc., 9.875%, 2004                                780          784
                                 Weirton Steel Corp., 11.375%, 2004                        400          394
                                 -----------------------------------------------------------------------------
                                                                                                      5,432
--------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS,
AND CONTAINERS--5.0%             Crown Paper, 11.00%, 2005                                 775          715
                                 Gaylord Container Corporation, 12.75%, 2005               500          547
                                 Maxxam Group, Inc., 11.25%, 2003                          500          515
                                 National Fiberstock, 11.625%, 2002                        500          523
                                 Riverwood International, 10.875%, 2008                    300          272
                                 Stone Container Corporation, 11.50%, 2006                  70           72
                                 -----------------------------------------------------------------------------
                                                                                                      2,644
--------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL
                                                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------
RETAILING AND
CONSUMER SERVICES--2.8%          Beatrice Foods, Inc., 12.00%, 2001                    $   500      $   445
                              (c)Color Tile, Inc., 10.75%, 2001                            330           17
                                 Pathmark Stores, Inc., 11.625%, 2002                      600          622
                                 Thrifty Payless, Inc., 12.25%, 2004                       325          377
                                 -----------------------------------------------------------------------------
                                                                                                      1,461
                                 -----------------------------------------------------------------------------
                                 TOTAL CORPORATE OBLIGATIONS--38.3%
                                 (Cost: $19,969)                                                    $20,276
                                 -----------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--142.5%
                                 (Cost: $65,759)                                                     75,469
                                 -----------------------------------------------------------------------------
                                 LIABILITIES, LESS CASH AND OTHER ASSETS--(42.5)%                   (22,525)
                                 -----------------------------------------------------------------------------
                                 NET ASSETS--100%                                                   $52,944
                                 -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(b) Variable rate security. Rate shown is effective rate on November 30, 1996 and date shown represents the final maturity of the obligation.

(c) Non-income producing security. Issuer has defaulted on the payment of interest.

Based on the cost of investments of $65,759,000 for federal income tax purposes at November 30, 1996, the gross unrealized appreciation was $10,661,000, the gross unrealized depreciation was $951,000 and the net unrealized appreciation was $9,710,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER STRATEGIC INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Income Fund as of November 30, 1996, the related statements of operations for the year then ended and cash flows and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Income Fund at November 30, 1996, the results of its operations, its cash flows, and the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                     Chicago, Illinois
                                     January 17, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
(IN THOUSANDS)


-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $65,759)                                                                                 $75,469
-------------------------------------------------------------------------------------------------------
Interest rate swap agreements, at value                                                             233
-------------------------------------------------------------------------------------------------------
Cash                                                                                                396
-------------------------------------------------------------------------------------------------------
Interest receivable                                                                                 828
-------------------------------------------------------------------------------------------------------
Deferred organization costs                                                                          24
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                 76,950
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------
Liability under reverse repurchase agreements                                                    23,943
-------------------------------------------------------------------------------------------------------
Payable for:
  Management fee                                                                                     37
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                             14
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           12
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                            24,006
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $52,944
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                 $48,248
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on sales of investments                                            (5,884)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                        9,943
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                 637
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                     $52,944
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($52,944 / 3,450 shares outstanding)                                                             $15.34
-------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1996
(IN THOUSANDS)


-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Interest income                                                                                 $ 7,942
-------------------------------------------------------------------------------------------------------
Expenses:
    Management fee                                                                                  414
-------------------------------------------------------------------------------------------------------
    Interest expense                                                                              1,298
-------------------------------------------------------------------------------------------------------
    Custodian and transfer agent fees and related expenses                                           92
-------------------------------------------------------------------------------------------------------
    Professional fees                                                                                40
-------------------------------------------------------------------------------------------------------
    Reports to shareholders                                                                          12
-------------------------------------------------------------------------------------------------------
    Trustees' fees and other                                                                         40
-------------------------------------------------------------------------------------------------------
      Total expenses                                                                              1,896
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                             6,046
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments                                                         319
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                            7,362
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                           7,681
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $13,727
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS AND CASH FLOWS

(IN THOUSANDS)

                                                                                          YEAR ENDED
                                                                                         NOVEMBER 30,
                                                                                     --------------------
                                                                                        1996       1995
---------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
  Net investment income                                                               $  6,046      5,723
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                                 319     (4,905)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                                     7,362      6,733
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    13,727      7,551
---------------------------------------------------------------------------------------------------------
Distribution from net investment income                                                 (6,137)    (5,792)
---------------------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(37 shares and 48 shares, respectively)                                                    578        627
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                             8,168      2,386
---------------------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of year                                                                       44,776     42,390
---------------------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment
income of $637 and $724, respectively)                                                $ 52,944     44,776
---------------------------------------------------------------------------------------------------------

 NET CASH FLOWS FROM OPERATING ACTIVITIES
Increase in net assets from operations                                                $ 13,727      7,551
---------------------------------------------------------------------------------------------------------
Non-cash items                                                                         (10,769)    (4,107)
---------------------------------------------------------------------------------------------------------
Sale (purchase) of investments                                                            (322)       577
---------------------------------------------------------------------------------------------------------
  Net cash provided by operating activities                                              2,636      4,021
---------------------------------------------------------------------------------------------------------
 NET CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from reverse repurchase agreements                                              2,741        702
---------------------------------------------------------------------------------------------------------
Distributions to shareholders                                                           (5,559)    (5,165)
---------------------------------------------------------------------------------------------------------
  Net cash used in financing activities                                                 (2,818)    (4,463)
---------------------------------------------------------------------------------------------------------
Net decrease in cash                                                                      (182)      (442)
---------------------------------------------------------------------------------------------------------
CASH AT BEGINNING OF YEAR                                                                  578      1,020
---------------------------------------------------------------------------------------------------------
CASH AT END OF YEAR                                                                   $    396        578
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options and interest rate swap agreements are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Payments received or made under interest rate swap agreements are recorded as adjustments to interest income. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1996, amounting to approximately $5,872,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $414,000 for the year ended November 30, 1996.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder service fees of $24,000 for the year ended November 30, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended November 30, 1996,

NOTES TO FINANCIAL STATEMENTS

                             the Fund made no direct payments to its officers and incurred trustees fees of $17,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $23,570

                             Proceeds from sales                          20,116

--------------------------------------------------------------------------------

4    REVERSE REPURCHASE
     AGREEMENTS              The Fund has entered into reverse repurchase
                             agreements with third parties. Approximately
                             $8,300,000 of the agreements mature within ninety days, with the remainder maturing within five months. The weighted average interest rate is 5.59%. Securities valued at $24,641,000 have been pledged as collateral for the agreements.

--------------------------------------------------------------------------------

5    INTEREST RATE SWAP
     AGREEMENTS              In order to reduce the uncertainty of future
                             interest rates for a portion of the portfolio, the Fund has entered into interest rate swap agreements with counterparties to convert investments in floating rate obligations into fixed rate obligations. At November 30, 1996, the Fund had outstanding interest rate swap agreements as follows:

                                                                                               FLOATING RATE    FIXED RATE
                                                                                               PAYMENTS MADE     PAYMENTS
                                                                     NOTIONAL    TERMINATION    BY THE FUND      RECEIVED
                                                COUNTERPARTY          AMOUNT        DATE         BASED ON      BY THE FUND
                                          ------------------------- ----------   -----------   -------------   ------------
                                          GS Financial Products
                                          U.S., L.P.                $5,000,000     5/31/99         LIBOR          6.97%
                                          ---------------------------------------------------------------------------------
                                          Lehman Brothers Special
                                          Financing Inc.             5,000,000     5/31/99         LIBOR          6.875%
                                          ---------------------------------------------------------------------------------

                             The Fund bears the market risk from changes in interest rates and accordingly the unrealized gain
                             (loss) on the investments is included in the financial statements. The unrealized gain on outstanding interest rate swap agreements at November 30, 1996 amounted to $233,000. The Fund also bears the credit risk that the counterparty will not perform under the contract.

FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED
                                                                       NOVEMBER 30,                 APRIL 29
                                                                 ------------------------        TO NOVEMBER 30,
                                                                  1996              1995               1994
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $13.12            12.60             13.97
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             1.75             1.68               .87
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                           2.25              .54             (1.60)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    4.00             2.22              (.73)
--------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                        1.78             1.70               .64
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $15.34            13.12             12.60
--------------------------------------------------------------------------------------------------------------------
Market value, end of period                                       $17.75            14.25             13.50
--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Based on net asset value                                           32.63%           19.29             (5.43)
--------------------------------------------------------------------------------------------------------------------
Based on market value                                              39.99%           20.70             (5.61)
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses before interest expense                                    1.23%            1.26              1.13
--------------------------------------------------------------------------------------------------------------------
Expenses after interest expense                                     3.89%            4.35              3.41
--------------------------------------------------------------------------------------------------------------------
Net investment income                                              12.43%           13.56             10.95
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                       $52,944           44,776            42,390
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                  19%              49                55
--------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             STRATEGIC INCOME FUND (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 of the Plan for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a.
                             ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12       WITHDRAWAL FROM
         PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13       TAX IMPLICATIONS    Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

NOTES

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                                       OFFICERS

STEPHEN B. TIMBERS                             J. PATRICK BEIMFORD, JR.
President and Trustee                          Vice President

JAMES E. AKINS                                 CHARLES R. MANZONI, JR.
Trustee                                        Vice President

ARTHUR R. GOTTSCHALK                           MICHAEL A. MCNAMARA
Trustee                                        Vice President

FREDERICK T. KELSEY                            JOHN E. NEAL
Trustee                                        Vice President

DOMINIQUE P. MORAX                             HARRY E. RESIS, JR.
Trustee                                        Vice President

FRED B. RENWICK                                JONATHAN W. TRUTTER
Trustee                                        Vice President

JOHN B. TINGLEFF                               RICHARD L. VANDENBERG
Trustee                                        Vice President

JOHN G. WEITHERS                               PHILIP J. COLLORA
Trustee                                        Vice President and
                                               Secretary

                                               JEROME L. DUFFY
                                               Treasurer

--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       KEMPER SERVICE COMPANY
                                P.O. Box 419066
                                Kansas City, MO 64141-6066

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                                233 South Wacker Drive
                                Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER              ZURICH KEMPER INVESTMENTS, INC.
                                222 South Riverside Plaza
                                Chicago, IL 60606
                                http://www.kemper.com


[RECYCLED LOGO]
Printed on recycled paper.

KSIF - 2 (1/97)   1027730
Printed in the U.S.A.                                       [KEMPER FUNDS LOGO]